SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

36.	SUBSEQUENT EVENTS

On January 5, 2016, we repurchased 0.2 million of our own shares for a consideration of $8.2 million, reducing our exposure to the Total Return Swap (or TRS) Agreement to 3.0 million shares.

On January 22, 2016 we signed a Memorandum of Understanding (''Memorandum'') with Schlumberger to co-operate on the global development of greenfield, brownfield and stranded gas reserves. Under the Memorandum, Golar and Schlumberger have agreed to jointly market gas monetization solutions to owners, investors and governments. We will contribute the Floating LNG assets and technology while Schlumberger, via its special project management division, will provide upstream development knowledge, resources and capital.

On February 10, 2016, we entered into a purchase agreement to sell our equity interests in the disponent owner and operator of the Golar Tundra to Golar Partners for the price of $330.0 million, less the net lease obligations. In connection with the closing, the Partnership will receive a daily fee plus operating expenses, aggregating to approximately $2.6 million per month, for Golar's right to use the FSRU from the date of the closing until the date that the Golar Tundra commences operations under its time charter with West Africa Gas Limited ("WAGL"). In return, the Partnership will remit to Golar any hire income received with respect to the Golar Tundra during this period. The sale is expected to close in May 2016. However, once completed, by virtue of the put option in the agreements, we anticipate for accounting purposes that we will continue to consolidate the vessel until the charter with WAGL commences, which is expected in the second quarter of 2016.

On February 29, 2016, we declared a dividend of $0.05 per share in respect of the quarter ended December 31, 2015 and paid this in March 2016. In addition, Golar Partners made a final cash distribution of $0.58 per unit in February 2016 in respect of the quarter ended December 31, 2015, of which we received $13.2 million of dividend income in relation to our common, subordinated and general partner units and IDRs held at the record date.

On March 4, 2016, Golar GenPower Brasil Participações S.A., or Golar GenPower, a joint venture between LNG Power Limited (UK), a standalone non-recourse subsidiary of Golar LNG Limited and GenPower Participações S.A., signed a framework agreement for the supply of LNG to the natural gas fired power generation project it is developing in the Brazilian state of Sergipe.
Golar GenPower and ExxonMobil Titan LNG Limited, or ExxonMobil, have agreed heads of terms covering the supply of LNG to the approximately 1,500MW Porto de Sergipe project. The agreement also establishes a framework for LNG to be supplied exclusively from ExxonMobil for expansion phases and other projects that Golar GenPower is pursuing in Brazil. The LNG supply is conditional on execution of a fully termed LNG Sale and Purchase Agreement.

On March 17, 2016, we completed the refinancing of the Golar Seal. The financing structure funded 85% of the market value of the Golar Seal. At funding, the vessel was simultaneously bareboat chartered by the Company at a fixed rate for a firm period of 10 years.